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                                                                    EXHIBIT 23.1


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 12, 1996, except for Note 15, as to which the date is July 26, 1996, in the Registration Statement (Form S-1 No. 333-9013) and related Prospectus of MileStone Healthcare, Inc. for the registration of 2,500,000 shares of its common stock.


                                            ERNST & YOUNG LLP

Dallas, Texas

September 3, 1996